UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2023

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2200 West Airfield Drive
P.O. Box 619810
DFW Airport, Texas 75231
(Address of Principal Executive Offices, including Zip Code)

(972) 453-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2023, Thryv Holdings, Inc. (the “Company”) entered into a Settlement Agreement (the “Agreement”) with Yosemite Sellers Representative LLC (“Representative”) regarding the settlement of certain tax indemnity obligations under that certain Acquisition Agreement, dated as of June 30, 2017, by and among the Company, Cerberus YP Digital Blocker LLC, Cerberus YP Blocker LLC, YP Holdings LLC, Print Media Holdings LLC, YP Intermediate Holdings Corp., Cerberus YP Investor LLC, the other sellers party thereto and the Representative (the “Acquisition Agreement”).

Pursuant to the Acquisition Agreement, the Company purchased certain equity securities set forth therein and the Sellers (as defined in the Acquisition Agreement, the “Sellers”) agreed to pay and indemnify the Company for certain pre-closing tax liabilities of the acquired companies.

Pursuant to the Agreement, the Company and the Representative agreed (i) that the Sellers would pay and indemnify the Company for $15,760,190 of indemnified taxes (the “Indemnity Amount”) pursuant to Section 10.08(a) of the Acquisition Agreement and (ii) that the Indemnity Amount would be deemed satisfied by the transfer of 613,954 outstanding shares of the Company’s common stock from the Sellers back to the Company, which will be cancelled and reduce the number of outstanding shares of the Company’s common stock.  Furthermore, the Sellers would be entitled to retain 1,190,761 currently outstanding shares of the Company’s common stock that previously secured the Seller’s tax indemnity obligations under the Acquisition Agreement.  The Company consummated the transactions under the Agreement on June 22, 2023.

The foregoing description of the Agreement is qualified in its entirety by reference to the text of the Agreement attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Settlement Agreement, dated as of June 22, 2023, by and between Thryv Holdings, Inc. and Yosemite Sellers Representative LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023	THRYV HOLDINGS, INC.

	By:	/s/ Paul D. Rouse
	Name:	Paul D. Rouse
	Title:	Chief Financial Officer, Executive Vice President and Treasurer